UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2022

MERCURY ECOMMERCE ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40679	86-2365445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3737 Buffalo Speedway, Suite 1750 Houston, Texas 77098
(Address of Principal Executive Offices) (Zip Code)

(713) 715-6820
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MEACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MEAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MEACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 11, 2022, Mercury Ecommerce Acquisition Corp., a Delaware corporation (the “Company”), issued a revolving promissory note (the “Note”) in the principal amount of up to $1,000,000.00 to Mercury Sponsor Group I, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan the Company up to $1,000,000.00 on or before October 11, 2024 (the “Termination Date”).  On October 11, 2022, the Company borrowed $200,000 under the Note.

The outstanding principal balance of the Note shall accrue interest at a rate equal to 6.00% per annum until the Termination Date, at which time all unpaid principal, together with all accrued and unpaid interest, shall be due and payable in full.  The Sponsor waived any claims in connection with the Note to distributions from the Company’s trust account.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Revolving Promissory Note issued to the Sponsor

104	Cover Page Interactive Date File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercury Ecommerce Acquisition Corp.

Date: October 12, 2022	By:	/s/ R. Andrew White
Name: R. Andrew White
Title: President and Chief Executive Officer